EXHIBIT 10.5
                                    GUARANTY

                  THIS UNLIMITED GUARANTY OF PAYMENT (as defined in Section 15 hereof, ALONG WITH ALL OTHER DEFINED TERMS, this "Guaranty") is made and effective as of October 20, 2000 by and among TALK.COM INC. (as more fully defined below, "Guarantor") in favor of MCG FINANCE CORPORATION (as more fully defined below, "Administrative Agent"), as Administrative Agent for the Lenders.

                                 R E C I T A L S

                  WHEREAS, Borrowers, Administrative Agent and Lenders have entered into (or substantially contemporaneously herewith are entering into) the Credit Agreement and other Loan Documents pursuant to which Lenders are extending credit to Borrowers on a senior secured basis; and

                  WHEREAS, Guarantor is the sole shareholder of TALK.COM HOLDING CORP. and ACCESS ONE COMMUNICATIONS CORP., which entities are two of the Borrowers under the Loan Documents; and

                  WHEREAS, to induce Administrative Agent and Lenders to perform under the Loan Documents, Guarantor has agreed to guaranty the Liabilities upon and subject to the terms of this Guaranty; and

                  WHEREAS, Guarantor has determined that Guarantor will derive substantial direct and indirect benefits from the extension of credit under the Loan Documents;

                  NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, Guarantor and Administrative Agent each hereby agrees as follows:

         1. Nature of Guaranty. Guarantor hereby unconditionally, absolutely and completely guarantees to each Lender and to Administrative Agent (for the benefit of each Lender) the full and timely payment when due of all Liabilities and the full and timely performance of all other Obligations under the Loan Documents. This Guaranty is a guaranty of payment and performance (and not a guaranty of collection). This Guaranty is a continuing and irrevocable guaranty until terminated in accordance with Section 3. All Liabilities shall be conclusively presumed to have been created, incurred, extended, accepted and continued by each Lender and Administrative Agent in reliance upon this Guaranty. GUARANTOR HEREBY DESIGNATES ALL OF ITS OBLIGATIONS UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ITS OBLIGATIONS TO PAY ALL LIABILITIES AND TO PERFORM ALL OBLIGATIONS OF BORROWERS UNDER THE LOAN DOCUMENTS, AS "DESIGNATED SENIOR DEBT" UNDER (AND AS DEFINED IN) THE SUBORDINATED NOTE INDENTURES FOR ALL PURPOSES THEREUNDER.

         2. Payments Under Guaranty. Upon any demand from time to time to Guarantor by Administrative Agent during the occurrence of any Default (as defined in the Credit Agreement),


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Guarantor  will  immediately  pay and  remit to  Administrative  Agent  (for the ratable benefit of Lenders) such of the Liabilities as Administrative Agent determines to be then due under the Loan Documents (or that could be then due but for a defense thereto by a Borrower). All payments under this Guaranty shall be made by Guarantor in U.S. Dollars in immediately available funds and without any condition, deduction, offset, netting, counterclaim or reservation of rights.

         3. Termination; Reinstatement. This Guaranty shall terminate and be of no further force or effect upon the occurrence of both of the following two events: (a) the indefeasible and unconditional payment in full of all of the Liabilities, and (b) the termination of the Credit Agreement (in accordance with its terms). Upon any such termination, Administrative Agent (at Guarantor's request and expense) will execute and deliver to Guarantor (without any representation, warranty, recourse, indemnification or liability of any kind whatsoever) such documents as Guarantor may reasonably request and provide to Administrative Agent to evidence such termination. Notwithstanding the foregoing, if any payment made by or on behalf of any Borrower respecting any Liability (or any portion of any such payment) at any time after the termination of this Guaranty shall be required to be repaid or refunded in compliance with any applicable state or federal law (including the United States Bankruptcy
Code) or any order of a court of competent jurisdiction, then (1) the Liabilities shall be deemed not to have been indefeasibly paid in full to the extent of such repayment or refund so made, and (2) the obligations of Guarantor under this Guaranty shall be reinstated and continue in full force and effect until the conditions for termination hereof have been satisfied, and (3) the Person who repaid or refunded such payment (whether or not it is Administrative Agent) shall be entitled to the full benefits of this Guaranty, notwithstanding any prior termination of this Guaranty or the cancellation of any note or other agreement evidencing the Liabilities.

         4. Collateral for Obligations. Guarantor agrees that this Guaranty (unless expressly otherwise agreed to by Administrative Agent in writing) will be secured by all collateral and credit enhancements hereafter pledged, collaterally assigned or otherwise encumbered to Administrative Agent by Guarantor, whether or not such encumbrance specifically relates to the Liabilities. At any time upon the request of Administrative Agent and at the expense of Guarantor, BUT ONLY if and to the extent that any such requested grant of collateral would not require the consent or approval of America Online, Inc. ("AoL"), then Guarantor shall grant a security interest in, pledge of and/or otherwise encumber any or all of its assets in favor of Administrative Agent (for the benefit of Lenders) as collateral support for this Guaranty.

         5. Subrogation and Subordination. Until this Guaranty is terminated in accordance with Section 3, then Guarantor shall not assert or pursue any claim, remedy or other right that Guarantor at any time may have against any Borrower or other guarantor that arises from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, or any right to participate in any claim or remedy of Administrative Agent or any Lender against any Obligor, or any right or claim to any collateral that Administrative Agent or any Lender at any time may have an interest in, whether or not such claim, remedy or right arises under contract, organic document, statute, common law or in equity. Moreover, until this Guaranty is terminated in accordance with Section 3, then except as otherwise expressly permitted hereunder, under the Credit Agreement or by Administrative Agent in a separate writing, (a) any indebtedness or obligation of any Borrower or other guarantor to or in favor of Guarantor (whether evidenced by a promissory note, an inter-corporate ledger entry or otherwise) is and shall be


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subordinate,  junior and  subject  in right of  payment to the prior  payment to
Administrative   Agent   (unconditionally   and  indefeasibly)  of  all  of  the
Liabilities, and (b) no such indebtedness or obligation may be secured by any pledge, lien or other encumbrance on or of any property of any Borrower or other guarantor, and (c) Guarantor shall not take, receive, accept or demand from any Borrower or other guarantor (by set-off, recoupment, litigation or in any other manner) payment of the whole or any part of such indebtedness or obligation.

         6. Enforcement; Waivers of Suretyship Defenses and Marshaling. Guarantor agrees that Administrative Agent and/or Lenders may pursue, enforce, preserve, waive and/or release any rights, claims and remedies against any Borrower or other Obligors (including other guarantors) who are in any manner liable on any Liability (and/or against any collateral security or credit enhancement therefor) in any order or manner that Administrative Agent or Lenders determine, and no such action shall affect in any manner the obligations of Guarantor hereunder. Guarantor hereby waives any and all defenses and rights of discharge based upon suretyship and/or impairment of collateral (including any lack of attachment, perfection and/or enforcement with respect thereto or any release thereof) that Guarantor at any time may have with respect to Administrative Agent or any Lender or with respect to any of Guarantor's obligations hereunder or under any other agreement that Guarantor at any time may enter into with Administrative Agent or any Lender. No modification to and no invalidity, irregularity or unenforceability (temporary or otherwise) of any Liability against any Borrower or other Obligor (or any collateral security or credit enhancement for any such Liability) shall be a defense to the performance and enforcement of the obligations under this Guaranty, including (without limitation) any failure of consideration, absence of authorization, breach of warranty, payment, fraudulent conveyance, statute of frauds, statute of limitations, accord and satisfaction, insolvency, bankruptcy and/or usury. Guarantor agrees that, upon the occurrence of any Event of Default under the Loan Documents, Administrative Agent shall have the immediate right to enforce and realize upon (or forbear therefrom) any and all collateral security and credit enhancements (including this Guaranty) granted under the Loan Documents in any manner or order that Administrative Agent deems expedient or in its or Lenders' best interest without regard to any equitable principles of marshaling or otherwise.

         7. Waivers of Notices. Guarantor waives notice of acceptance of this Guaranty, notice of the incurrence of any of the Liabilities from time to time, and notice of any extension, renewal, refunding, refinancing, increase, modification and/or restructuring of any Liability from time to time. Guarantor also waives notice of any default with respect to any Liability or otherwise under the Loan Documents, and any notice of acceleration or other pursuit of any remedies under the Loan Documents (other than against Guarantor).

         8. Access to Information by Guarantor. Guarantor represents to Administrative Agent and each Lender that Guarantor (a) has adequate means to obtain from Borrowers on a continuing basis information concerning the Loan Documents and the financial condition of Borrowers, and (b) is not relying upon Administrative Agent or any Lender to provide any such information either now or in the future.

         9. Credit Report Authorizations. Guarantor hereby authorizes Administrative Agent from time to time (at Administrative Agent's election)
(a) to obtain, review and use credit reports on Guarantor and/or any other information relating to the creditworthiness of Guarantor from any credit reporting agency or other third party and (b) to share such information with each Lender


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

and Administrative Agent's and each Lender's Affiliates, counsel, advisors and agents for use in connection with the Loan Documents (but subject to any restrictions and limitations on such use or disclosure as set forth in the Loan Documents).

         10.      Additional  Guarantor  Covenants.   Guarantor  hereby  further
covenants  and agrees that,  until this  Guaranty is  terminated  as provided in
Section 3, Guarantor will comply with the following covenants (unless Administrative Agent otherwise consents in writing, which consent will not be unreasonably withheld, delayed or conditioned while no Default is occurring):

                  a. Disclosure Schedules. Attached hereto as Schedule 10 is a set of Schedules describing the assets, operations and performance of Guarantor and its Subsidiaries (other than Borrowers) that would be required under Article 3 of the Credit Agreement if Guarantor were a "Borrower" thereunder (and Guarantor hereby represents that such Schedule is accurate and complete in all material respects). From time to time upon the written request of Administrative Agent (which request shall not be made more frequently than once every 12 months unless an Event of Default exists), Guarantor will prepare and deliver to Administrative Agent an updated chart of Guarantor's equity and debt capitalization and an updated list of material contracts, intellectual property (whether owned or licensed, but excluding mass market software), regulatory licenses (if any), real estate (whether owned or leased), subsidiaries, material litigation, and all on-going transactions or relationships with any Borrower. For purposes of this Section, a "material contract" includes only those agreements and contracts the loss or breach of which could have or cause a Material Adverse Effect and "material litigation" includes only those legal proceedings that, if adversely resolved, could have or cause a Material Adverse Effect.

                  b. Other Information;  Further Assurances.  From time to time,
Guarantor shall provide Administrative Agent with any other information (financial or otherwise) reasonably requested by Administrative Agent. From time to time, upon request by Administrative Agent, Guarantor shall execute and deliver (or shall cause to be executed and delivered) such supplements and modifications to and/or replacements of this Guaranty and such further documents as may be reasonably required to effectuate or implement the intentions of this Guaranty (or to otherwise facilitate the performance hereof).

                  c. Compliance with Laws. Guarantor will comply in all material respects with all material laws, rules, regulations and orders (federal, state, local and otherwise) that are applicable to Guarantor.

                  d. Transactions with Borrowers. Except to the extent otherwise expressly permitted hereunder, under the Credit Agreement or by Administrative Agent in a separate writing, Guarantor will not (1) enter into any agreement or engage in any transaction with any Borrower, or (2) receive or accept any payment or any other funds (including any loans, dividends or distributions) from any Borrower. Notwithstanding the foregoing, (i) as and to the extent permitted under the Credit Agreement, Guarantor may make equity investments in and unsecured, subordinated loans to any Borrower (in each such instance, pursuant to documentation that is in form and substance reasonably acceptable to Administrative Agent), and (ii) Guarantor may license to a Borrower on a royalty-free basis intellectual property owned by Guarantor as of the Closing Date (in each such instance, pursuant to documentation that is in form and substance reasonably acceptable to Administrative Agent). FOR AVOIDANCE OF DOUBT, Guarantor also shall be entitled to receive and


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

accept payments and dividends from a Borrower if and to the extent (a) such Borrower is expressly permitted to make such payments under the Credit Agreement and (b) either (I) Guarantor at the time of such payment or dividend has less than $15 million of cash, immediately available funds, and readily marketable securities or (II) within 10 Business Days after receiving the proceeds of such payment or dividend, Guarantor uses such funds to make a payment on an obligation to an unrelated third party or returns such funds to such Borrower.

                  e. Liens; Asset Transfers. Guarantor shall not pledge, grant a security interest in or otherwise encumber or permit any such encumbrance on any of Guarantor's assets or property other than (1) in favor of Administrative Agent (for the benefit of Lenders) or (2) purchase money security interests and capital leases (subject to the same standards, but not limited in amounts, as is set forth in Sections 5.2 and 5.5 of the Credit Agreement with respect to purchase money security interests and capital leases by a Borrower), or (3) encumbrances in favor of AoL as set forth in the AoL Investment Agreements, or
(4) encumbrances listed on Schedule 10 from time to time with the consent of Administrative Agent (which consent will not be unreasonably withheld, delayed or conditioned while no Default is occurring). Guarantor shall not sell, transfer, lease, license on an exclusive basis (without retaining such Borrower's and its assigns' absolute right to use on a royalty-free basis) or otherwise dispose of ANY material asset other than (a) the stock and/or assets of Compco, Inc. and (b) assets disposed of pursuant to transactions for reasonably fair value received under the circumstances that do not involve (i) any ownership interest in, any claim against or any indebtedness or obligation of any Borrower or (ii) any asset that is used in connection with the operation of any Borrower.

                  f. Dividends, Distributions and Redemptions. Guarantor shall not declare or make any payment of any kind with respect to any equity interest of Guarantor (including with respect to options and warrants therefor), whether as a dividend, distribution, redemption, retirement, repurchase, return of capital or otherwise, except (as and to the extent applicable) (i) payments to and redemptions from a Borrower, and (ii) payments to and redemptions from Administrative Agent or any Lender, and (iii) payments to and redemptions from AoL in accordance with the AoL Investment Agreements, provided, however, that any such payment to AoL with respect to Guarantor's repurchase of any warrants or warrant shares shall be satisfied only through the issuance of additional stock of Guarantor (and not through a payment of cash or issuance of a note) unless either (I) no Default then exists under the Loan Documents or would otherwise be caused by the payment of such amount to AoL in cash (including, any Default under Section 4.1 on a pro forma basis after deducting such proposed payment from OCF) or (II) Administrative Agent (with the approval of Lenders) otherwise consents thereto, and (iv) redemptions from departing employees as and to the extent approved by Guarantor's board of directors, and (v) such redemptions as from time to time may be approved by Administrative Agent. Notwithstanding the foregoing, Guarantor from time to time may redeem and otherwise satisfy indebtedness (whether or not convertible into equity) at a price not to exceed par.

                  g. Access. Guarantor (upon Administrative Agent's reasonable request from time to time) will use commercially reasonable to provide Administrative Agent and each Lender (and their representatives and agents) with reasonable access during normal business hours to Guarantor's management personnel, books and records, property and operations (including its financial records), whether such property, books and records are in the possession of Guarantor or are in the possession of a third party (including the possession of Guarantor's Affiliates, accountants


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

and legal counsel), provided however that such efforts to provide access under this Section shall not require Guarantor to waive any legal privilege available to Guarantor with respect to such information.

                  h. Limitation on Activities, Assets and Liabilities of Holding
Company. Guarantor shall not (i) engage in any activity other than owning, managing and/or providing financing for Borrowers and wholly-owned subsidiaries, or (ii) own, lease or license any assets other than cash, publicly traded investments of investment-grade quality, other marketable securities, equity interests in or unsecured, subordinated loans to a Borrower or a secured guarantor under the Loan Documents, equity interests in and unsecured, subordinated loans to (to the extent such interests and loans exist as of the Closing Date or are otherwise permitted under the Credit Agreement) any other wholly-owned subsidiary of Guarantor, assets owned and leased as of the Closing Date (including intellectual property owned as of the Closing Date, so long as such intellectual property is licensed to Borrowers on a perpetual, royalty free, world-wide basis), and/or incidental assets, furniture, equipment and leasehold interests (which incidental assets, in the aggregate, have a fair value not in excess of $10 million), or (iii) create, establish or acquire any subsidiaries (unless such subsidiaries become either (at the election of Administrative Agent) a borrower or secured guarantor under and subject to the terms and conditions of the Loan Documents).

                  i. Independence of Covenants. All covenants and defaults contained in this Guaranty and the other Loan Documents shall be given independent effect. If a particular action or condition is not permitted by any covenant in this Guaranty, then the fact that such action or condition would be permitted by an exception to (or would otherwise be within the limitations of) another covenant in this Guaranty shall not avoid the occurrence or existence of a Default if such action is taken or if such condition exists.

         11. Indemnity and Expenses. Guarantor hereby agrees to indemnify and hold Administrative Agent and each Lender harmless from and against any and all claims, losses, and liabilities arising out of or resulting from any of the following events (except to the extent such claims, losses or liabilities are directly caused by the gross negligence, willful misconduct or fraud of Administrative Agent or any Lender): (1) Guarantor's failure to perform or otherwise observe any of the provisions hereof, or (2) Administrative Agent's enforcement of any of the provisions hereof, or (3) Guarantor's gross negligence, willful misconduct or fraud. Upon demand, Guarantor will pay Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Administrative Agent or any Lender may incur in connection with any of the matters described in the first sentence of this Section. If Guarantor fails or refuses to pay Administrative Agent any amount due pursuant to this Guaranty or to otherwise deliver to Administrative Agent any property required to be delivered pursuant to this Guaranty, then such amount or, as appropriate, the fair market value of such property will accrue interest until paid or delivered at the rate then otherwise applicable to indebtedness under the Credit Agreement (or the maximum amount permitted by applicable law, whichever is less), and Guarantor will be obligated to pay such interest to Administrative Agent.

         12. Relationship to Other Guaranties. This Guaranty shall not supersede any earlier guaranty of Guarantor in which Administrative Agent has an interest unless expressly provided herein nor shall any later guaranty of Guarantor in which Administrative Agent has an interest be construed to supersede this Guaranty unless expressly provided therein.


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

         13. Entire Agreement; Parol Evidence. With the exception of the Loan Documents and any other guaranty agreement of Guarantor, this Guaranty contains the entire understanding and agreement between the parties hereto concerning the subject matter hereof and supersedes any and all prior understandings and agreements, whether oral or written between the parties respecting the subject matter hereof. Guarantor represents and warrants that no other oral or written representations, warranties, promises or agreements of any kind or nature whatsoever have been made by Administrative Agent to Guarantor in connection herewith, either directly or indirectly. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any of the terms hereof, nor are there any conditions to the full effectiveness of this Guaranty.

         14. Successors and Assigns. This Guaranty shall inure to the benefit of and may be enforced by Administrative Agent, its successors, assigns, participants, pledgees and transferees.

         15. Selected Relevant Definitions. For purposes of this Guaranty, the following terms have the following corresponding meanings (otherwise, unless the context otherwise requires, then terms used in this Guaranty have the meanings provided in the Credit Agreement):

                  a. "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by or is under direct or indirect common control with such Person. A Person shall be deemed to "control" another Person if such first Person directly or indirectly possesses the power to direct (or to cause the direction of or to materially influence) the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, each of the following Persons will be deemed to be an Affiliate of a
Person: (a) each Person who owns or controls 5% or more of any class or series of any equity interest of such Person, and (b) each member, manager, partner, director and/or senior executive officer of such Person or any Affiliate thereof, and (c) any family member or other relative of such Person or any Affiliate thereof, and (d) any trust of which any Person or Affiliate thereof is either a trustee or beneficiary. Notwithstanding the foregoing, neither Administrative Agent nor any Lender shall be deemed to be an Affiliate of Guarantor or any Borrower.

                  b. "Borrowers" means, individually and collectively, TALK.COM HOLDING CORP. and ACCESS ONE COMMUNICATIONS CORP. and the other Borrowers under and as defined in the Credit Agreement, including any successors or assignees thereof.

                  c. "Credit Agreement" means that certain Credit Facility Agreement dated as of October 20, 2000 (as the same may be amended, supplemented, restated, replaced, extended, increased and otherwise modified from time to time) pursuant to which Lenders are extending credit to Borrowers on a senior secured basis.

                  d. "Guarantor" or "Guarantors" means, individually and collectively, each party that is at any time obligated under this Guaranty, including any successor, permitted assignee, heir, executor, administrator or personal representative thereof.

                  e. "Guaranty" means this Guaranty as may be amended, modified, supplemented, replaced and substituted from time to time hereafter.


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

                  f. "Lenders" means, individually and collectively, each Lender under and as defined in the Credit Agreement, including any successor or assignee thereof.

                  g. "Liability" or "Liabilities" means, individually and collectively, each and all obligations of any Borrower and any other Obligor (as defined in the Credit Agreement) to pay principal, interest, fees, costs, indemnities, contribution obligations, protective advances and other amounts and compensation from time to time due under the Loan Documents, whether such obligation is direct or indirect, liquidated or unliquidated, absolute or contingent, joint, several or joint and several, and whether now existing or hereafter arising, due or to become due and whether or not originally contracted with Administrative Agent or any Lender, including indebtedness acquired by Administrative Agent or any Lender through whole or partial assignment of an item that would be a Liability if created directly between a Borrower and Administrative Agent or any Lender. Without limiting the foregoing, the Liabilities shall include any and all increases, extensions, renewals, refinancings and refundings of the Liabilities.

                  h. "Loan Documents" means the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), as the same may be amended, supplemented, restated, refinanced, replaced, extended and otherwise modified from time to time.

                  i. "Subordinated Note Indentures" means each of (1) the indenture dated as of September 9, 1997 between Guarantor and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as trustee, and (2) the indenture dated as of December 10, 1997 between Guarantor and U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as trustee, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time.

         16.      Miscellaneous.

                  a. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof.

                  b. Confidentiality of Information. Administrative Agent shall maintain the confidentiality of all non-public information concerning Guarantor delivered to Administrative Agent pursuant to the Loan Documents as and to the extent such confidentiality would be required with respect thereto under Section
10.5 of the Credit Agreement if Guarantor were a "Borrower" thereunder.

                  c. Amendments. No amendment to or waiver of any provision of this Guaranty, nor any consent to any departure by Guarantor herefrom, will be effective unless such amendment, waiver or consent is in writing and signed by Administrative Agent and Guarantor. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it is given.

                  d. Notices. Any notice, request, consent, waiver or other communication required or permitted under or in connection with this Guaranty will be deemed satisfactorily given if it is in writing and is delivered either personally to the addressee thereof, or by prepaid registered or certified U.S. mail (return receipt requested), or by a nationally recognized commercial courier service with next-day delivery charges prepaid, or by telegraph, or by facsimile (voice confirmed), or by any other reasonable means of personal delivery to the party entitled thereto at its respective address set forth below its signature to this Guaranty. If any party fails to insert an address below, then such failure shall constitute a designation of its last known address as the address for all notices and communications. Any party to this Guaranty may change its address or facsimile number for notice purposes by giving notice thereof to the other parties hereto in accordance with this Section, provided that such change shall not be effective until 2 calendar days after notice of such change. All such notices and other communications will be deemed given and effective (a) if by mail, then upon actual receipt or 5 calendar days after mailing as provided above (whichever is earlier), or (b) if by facsimile, then upon successful transmittal to such party's designated number, or (c) if by telegraph, then upon actual receipt or 2 Business Days after delivery to the telegraph company (whichever is earlier), or (d) if by nationally recognized commercial courier service, then upon actual receipt or 2 Business Days after delivery to the courier service (whichever is earlier), (e) or if otherwise delivered, then upon actual receipt.

                  e. Headings. The various headings used in this Guaranty are for convenience of reference only, and shall not affect the meaning or interpretation of this Guaranty or any provision hereof.

                  f. Governing Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (exclusive of its choice of law rules).

                  g. Counterparts. This Guaranty may be executed in several counterparts; each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  h. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Guaranty shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  i. Estoppel Certificates and Replacement Agreements. In connection with any subsequent sale, assignment, participation or other transfer or refinancing of the Liabilities (or any portion thereof) by Administrative Agent or any Lender or at any other time requested by Administrative Agent, Guarantor within 10 calendar days of receiving a request by Administrative Agent will provide a certificate in form and substance reasonably satisfactory to Administrative Agent confirming, among other items, the following information (if and to the extent then true): (1) that this Guaranty remains in full force and effect, and (2) that there exist no defaults under this Guaranty or under any agreements between Guarantor and any other Obligor (or any circumstances that with the passage of time or the giving of notice, or both, might constitute a default hereunder or thereunder), and (3) that there exist no offsets, counterclaims or other adjustments in favor of Guarantor under this Guaranty. Moreover, in connection with any subsequent sale, assignment, participation or other transfer or refinancing of the Loan Documents, the Liabilities or any other indebtedness of any Borrower to Administrative Agent or any Lender (or any portion thereof),

Guarantor, if requested by Administrative Agent, will concurrently execute in favor of the transferee or refinancing lender a guaranty substantially similar in form and substance to this Guaranty.

                  j. WAIVER OF LIABILITY. Guarantor (a) agrees that neither Administrative Agent nor any lender (nor any of their directors, officers, employees or agents) shall have any liability to guarantor (whether sounding in tort, contract or otherwise) for losses or costs suffered or incurred by guarantor in connection with or in any way related to the transactions contemplated or the relationship established by any Loan Document, or any act, omission or event occurring in connection herewith or therewith, except for foreseeable actual losses resulting directly from Administrative Agent's or such lender's own gross negligence, willful misconduct or fraud (including the gross negligence, willful misconduct or fraud of its directors, officers and employees) and (b) waives, releases and agrees not to sue upon any claim against Administrative Agent or any Lender (or their directors, officers, employees or agents) whether sounding in tort, contract or otherwise, except for claims for foreseeable actual losses resulting directly from administrative agent's or such lender's own gross negligence, willful misconduct or fraud (including the gross negligence, willful misconduct or fraud of its directors, officers and employees). Moreover, whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, neither Administrative Agent nor any lender (nor their directors, officers, employees or agents) shall have any liability with respect to (and Guarantor hereby waives, releases and agrees not to sue upon any claim for) any special, indirect, consequential, punitive or non-foreseeable damages suffered by guarantor in connection with or in any way related to the transactions contemplated or the relationship established by any Loan Document, or any act, omission or event occurring in connection herewith or therewith.

                  k. FORUM SELECTION; CONSENT TO JURISDICTION. Any litigation in connection with or in any way related to any loan document, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Administrative Agent, any Lender or Guarantor will be brought and maintained exclusively in the courts of the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia; provided, however, that any suit seeking enforcement against guarantor, any Collateral or any other property may also be brought (at Administrative Agent's and Lenders' option) in the courts of any other jurisdiction where such Collateral or other property may be found or where Administrative Agent or any lender may otherwise obtain personal jurisdiction over Guarantor. Guarantor hereby expressly and irrevocably submits to the jurisdiction of the courts of the Commonwealth of Virginia and of the United States District Court for the Eastern District of Virginia for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final and non-appealable judgment rendered thereby in connection with such litigation. Guarantor further irrevocably consents to the service of process by registered or certified mail, postage prepaid, or by personal service within or outside the Commonwealth of Virginia. Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, then guarantor hereby irrevocably waives such immunity in respect of its obligations under this guaranty.

                  l. WAIVER OF JURY TRIAL. Administrative Agent, each Lender and Guarantor each hereby knowingly, voluntarily and intentionally waives (to the maximum extent not prohibited by applicable law) any rights it may have to a trial by jury in respect of any litigation (whether as claim, counter-claim, affirmative defense or otherwise) in connection with or in any way related to any of the Loan Documents, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Administrative Agent, any Lender or Guarantor. Guarantor acknowledges and agrees (a) that it has received full and sufficient consideration for this provision (and each other provision of each other Loan Document to which it is a party), and (b) that it has been advised by legal counsel in connection herewith, and (c) that this provision is a material inducement for Administrative Agent and each Lender entering into the Loan Documents and funding Advances thereunder.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this UNLIMITED GUARANTY has been duly executed by the parties hereto (through their authorized officers, if appropriate), as an instrument under seal (whether or not any such seal is actually physically attached hereto), as of the day and year first above written.

ATTEST:                                     TALK.COM INC., Guarantor



                                            By:
---------------------------------------         --------------------------------
Name:                                       Name:
     ----------------------------------           ------------------------------
Title:                                      Title:
      ---------------------------------            -----------------------------

[SEAL]                                      Address:    6805 Route 202
                                                        New Hope, PA  18938
                                                        Attn:  General Counsel

                                            Facsimile:  (215) 862-1960


WITNESS:                                    MCG FINANCE CORPORATION (AS
                                            ADMINISTRATIVE AGENT)


                                            By:
---------------------------------------         --------------------------------
                                            Name:    Steven F. Tunney
                                            Title:   COO and CFO

                                            Address:  1100 Wilson Boulevard
                                                      Suite 800
                                                      Arlington, Virginia  22209

                                            Facsimile: (703) 247-7505